                                                                     EXHIBIT 4.4
================================================================================

                         REGISTRATION RIGHTS AGREEMENT


                           Dated as of June 27, 1997

                                  by and among

                             Talton Holdings, Inc.

                           AmeriTel Pay Phones, Inc.
                     Talton Telecommunications Corporation
                  Talton Telecommunications of Carolina, Inc.
                                Talton STC, Inc.

                                      and

                        CIBC Wood Gundy Securities Corp.

================================================================================

                         REGISTRATION RIGHTS AGREEMENT


     THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered
                                               ---------
into as of June 27, 1997 by and among Talton Holdings, Inc., a Delaware corporation (the "Company"), AmeriTel Pay Phones, Inc., a Missouri corporation
                  -------
("AmeriTel"), Talton Telecommunications Corporation, an Alabama corporation
  --------
("Talton Telecommunications"), Talton Telecommunications of Carolina, Inc., an
---------------------------
Alabama corporation ("Talton of Carolina"), Talton STC, Inc. ("Talton STC", and
                      ------------------                       ----------
along with AmeriTel, Talton Telecommunications and Talton of Carolina, the "Subsidiary Guarantors"), and CIBC Wood Gundy Securities Corp. (the "Initial
----------------------                                               -------
Purchaser"), which has agreed to purchase the Company's 11% Senior Notes due
---------
2007, Series A (the "Series A Notes") pursuant to the Purchase Agreement, dated
                     --------------
as of June 24, 1997, by and among the Company, the Subsidiary Guarantors and the Initial Purchaser (the "Purchase Agreement").
                        ------------------

     This Agreement is made pursuant to the Purchase Agreement. In order to induce the Initial Purchaser to purchase the Series A Notes, the Company has agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the obligations of the Initial Purchaser set forth in Section 2 of the Purchase Agreement.

     The parties hereby agree as follows:

SECTION 1.  DEFINITIONS
            -----------

     As used in this Agreement, the following capitalized terms shall have the following meanings:

     Additional Interest:  As defined in Section 5.
     -------------------

     Broker-Dealer:  Any broker or dealer registered under the Exchange Act.
     -------------

     Business Day:  Any day except a Saturday, Sunday or other day on which
     ------------
banking institutions in New York, New York are generally required or authorized to be closed.

     Closing Date:  The date of this Agreement.
     ------------

     Commission:  The Securities and Exchange Commission.
     ----------

     Consummate:  A Registered Exchange Offer shall be deemed "Consummated" for
     ----------
purposes of this Agreement upon the occurrence of (i) the filing and effectiveness under the Securities Act of the Exchange Offer Registration Statement relating to the Series B Notes to be issued in the Exchange Offer,
(ii) the maintenance of such Registration Statement continuously effective and the keeping of the Exchange Offer open for a period not less than the minimum period required pursuant to Section 3(b) hereof, and (iii) the delivery by the Company to the Registrar under the Indenture of Series B Notes in the same aggregate principal amount as the aggregate principal amount of Series A Notes that were tendered by Holders thereof pursuant to the Exchange Offer.

     Effectiveness Target Date:  As defined in Section 5.
     -------------------------

     Exchange Act:  The Securities Exchange Act of 1934, as amended, and the
     ------------
rules and regulations promulgated thereunder.

     Exchange Offer:  The registration by the Company under the Securities Act
     --------------
of the Series B Notes pursuant to a Registration Statement pursuant to which the Company offers the Holders of all outstanding Transfer Restricted Securities the opportunity to exchange all such outstanding Transfer Restricted Securities held by such Holders for Series B Notes in an aggregate principal amount equal to the aggregate principal amount of the Transfer Restricted Securities tendered in such exchange offer by such Holders.

     Exchange Offer Registration Statement:  The Registration Statement relating
     -------------------------------------
to the Exchange Offer, including the related Prospectus.

     Exempt Resales:  The transactions in which the Initial Purchaser proposes
     --------------
to sell the Series A Notes to certain "qualified institutional buyers," as such term is defined in Rule 144A under the Securities Act, and to certain institutional "accredited investors," as such term is defined in Rule 501(a)(1),
(2), (3) and (7) of Regulation D under the Securities Act.

     Holder:  As defined in Section 2(b) hereof.
     ------

     Indemnified Holder:  As defined in Section 8(a) hereof.
     ------------------

     Indenture:  The Indenture, dated as of June 27, 1997, among the Company,
     ---------
the Subsidiary Guarantors and U.S. Trust Company of Texas, N.A., as trustee, pursuant to which the Notes are to be issued, as such Indenture is amended or supplemented from time to time in accordance with the terms thereof.

     Initial Purchaser:  As defined in the preamble hereto.
     -----------------

     Interest Payment Date:  As defined in the Indenture and the Notes.
     ---------------------

     NASD:  National Association of Securities Dealers, Inc.
     ----

     Notes:  The Series A Notes and the Series B Notes.
     -----

     Person:  An individual, corporation, partnership, limited liability
     ------
company, joint venture, association, trust or other organization, whether or not a legal entity, or a government or agency or political subdivision thereof.

     Prospectus:  The prospectus included in a Registration Statement, as
     ----------
amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference into such Prospectus.

     Record Holder:  Each Person who is a Holder of Series A Notes on the record
     -------------
date with respect to the applicable Interest Payment Date (as defined in the Indenture).

     Registration Default:  As defined in Section 5 hereof.
     --------------------

     Registration Statement:  Any registration statement of the Company relating
     ----------------------
to (a) an offering of Series B Notes pursuant to an Exchange Offer or (b) the registration for resale of Transfer Restricted Securities pursuant to the Shelf Registration Statement, which is filed pursuant to the provisions of this Agreement, in each case, including the Prospectus included therein, all amendments and supplements thereto (including post-effective amendments) and all exhibits and material incorporated by reference therein.

     Securities Act:  The Securities Act of 1933, as amended, and the rules and
     --------------
regulations promulgated thereunder.

     Series A Notes:  As defined in the preamble hereto.
     --------------

     Series B Notes:  The Company's 11% Senior Notes due 2007, Series B to be
     --------------
issued pursuant to the Indenture in the Exchange Offer.

     Shelf Filing Deadline:  As defined in Section 4 hereof.
     ---------------------

     Shelf Registration:  A registration effected by the filing of a Shelf
     ------------------
Registration Statement pursuant to Section 4 hereof.

     Shelf Registration Statement:  As defined in Section 4 hereof.
     ----------------------------

     Subsidiary Guarantors:  As defined in the preamble hereto.
     ---------------------

     TIA:  The Trust Indenture Act of 1939, as amended (15 U.S.C. Section 77aaa-
     ---
77bbbb) as in effect on the date of the Indenture.

     Transfer Restricted Securities:  Each Note, until the earliest to occur of
     ------------------------------
(a) the date on which such Note is exchanged in the Exchange Offer and entitled to be resold to the public by the Holder thereof without complying with the prospectus delivery requirements of the Securities Act, (b) the date on which such Note has been effectively registered under the Securities Act and disposed of in accordance with a Shelf Registration Statement, (c) the date on which such
Note is distributed to the public pursuant to Rule 144 under the Securities Act or by a Broker-Dealer pursuant to the "Plan of Distribution" contemplated by the Exchange Offer Registration Statement (including delivery of the Prospectus contained therein) or (d) the date on which such Note ceases to be outstanding for purposes of the Indenture.

     Trustee:  The trustee under the Indenture.
     -------

     Underwritten Registration or Underwritten Offering:  A registration in
     -------------------------    ---------------------
which securities of the Company are sold to an underwriter for reoffering to the public.

SECTION 2.  SECURITIES SUBJECT TO THIS AGREEMENT
            ------------------------------------

     (a) Transfer Restricted Securities.  The securities entitled to the
         ------------------------------
benefits of this Agreement are the Transfer Restricted Securities.

     (b) Holders of Transfer Restricted Securities.  A Person is deemed to be a
         -----------------------------------------
holder of Transfer Restricted Securities (each, a "Holder") whenever such Person
                                                   ------
owns Transfer Restricted Securities.

SECTION 3.  REGISTERED EXCHANGE OFFER
            -------------------------

     (a) Unless the Exchange Offer shall not be permissible under applicable law or Commission policy (after the procedures set forth in Section 6(a) below have been complied with), the Company and the Subsidiary Guarantors shall (i) cause to be filed with the Commission as soon as practicable after the Closing Date, but in no event later than 60 days after the Closing Date, a Registration Statement under the Securities

Act relating to the Series B Notes and the Exchange Offer, (ii) use their best efforts to cause such Registration Statement to become effective at the earliest possible time, but in no event later than 120 days after the Closing Date, (iii) in connection with the foregoing, (A) file all pre-effective amendments to such Registration Statement as may be necessary in order to cause such Registration Statement to become effective, (B) if applicable, file a post-effective amendment to such Registration Statement pursuant to Rule 430A under the Securities Act, and (C) cause all necessary filings in connection with the registration and qualification of the Series B Notes to be made under the Blue Sky laws of such jurisdictions as are necessary to permit Consummation of the Exchange Offer (provided, however, that the Company shall not be required in connection therewith to register or qualify as a foreign corporation where it is not now qualified or to take any action that would subject it to service of process in suits or taxation, other than as to matters and transactions relating to the Exempt Resales, in any jurisdiction where it is not now so subject), and
(iv) upon the effectiveness of such Registration Statement, commence and Consummate the Exchange Offer. The Exchange Offer shall be on the appropriate form permitting registration of the Series B Notes to be offered in exchange for the Transfer Restricted Securities and to permit resales of Notes held by Broker-Dealers as contemplated by Section 3(c) below. If, after such Exchange Offer Registration Statement initially is declared effective by the Commission, the Exchange Offer or the issuance of Series B Notes thereunder or the sale of Notes held by Broker Dealers pursuant thereto as contemplated by Section 3(c) below is interfered with by any stop order, injunction or other order or requirement of the Commission or any other governmental agency or court, such Exchange Offer Registration Statement shall be deemed not to have become effective for purposes of this Agreement during the period that such stop order, injunction or other similar order or requirement shall remain in effect.

     (b) The Company shall cause the Exchange Offer Registration Statement to be effective continuously and shall keep the Exchange Offer open for a period of not less than the minimum period required under applicable federal and state securities laws to Consummate the Exchange Offer; provided, however, that in no event shall such period be less than 20 Business Days. The Company shall cause the Exchange Offer to comply with all applicable federal and state securities laws. No securities other than the Notes (and the Subsidiary Guarantees thereof) shall be included in the Exchange Offer Registration Statement. The Company shall use its best efforts to cause the Exchange Offer to be Consummated on the earliest practicable date after the Exchange Offer Registration Statement has become effective, but in no event later than 150 days after the Closing Date.

     (c) The Company shall indicate in a "Plan of Distribution" section contained in the Prospectus contained in the Exchange Offer Registration Statement that any Broker-Dealer who holds Series A Notes that are Transfer Restricted Securities and that were acquired for its own account as a result of market-making activities or other trading activities (other than Transfer Restricted Securities acquired directly from the Company) (a "Participating
                                                              -------------
Broker Dealer"), may exchange such Series A Notes pursuant to the Exchange
-------------
Offer; however, any such Participating Broker-Dealer may be deemed to be an "underwriter" within the meaning of the Securities Act and must, therefore, deliver a prospectus meeting the requirements of the Securities Act in connection with any resales of the Series B Notes received by such Participating Broker-Dealer in the Exchange Offer, which prospectus delivery requirement may (to the extent then consistent with Commission policy) be satisfied by the delivery by such Broker-Dealer of the Prospectus contained in the Exchange Offer Registration Statement. Such "Plan of Distribution" section shall also contain all other information with respect to such resales by Participating Broker-Dealers that the Commission may require in order to permit such resales pursuant thereto, but such "Plan of Distribution" shall not name any such Participating Broker-Dealer or disclose the amount of Notes held by any such Participating Broker-Dealer except to the extent required by the Commission as a result of a change in policy after the date of this Agreement.

     The Company and the Subsidiary Guarantors shall use their best efforts to keep the Exchange Offer Registration Statement continuously effective, supplemented and amended as required by the provisions of Section 6(c) below to the extent necessary to ensure that it is available for resales of Notes acquired by Broker Dealers for their own accounts as a result of market-making activities or other trading activities and to ensure that it conforms with the requirements of this Agreement, the Securities Act and the policies, rules and regulations of the Commission as announced from time to time, for a period ending on the earlier to occur of: (i) 180 days from the date on which the Exchange Offer is consummated, and (ii) the date each Participating Broker-Dealer has notified the Company in writing that such Participating Broker-Dealer has resold all Series B Notes acquired by it in the Exchange Offer.

     The Company shall provide sufficient copies of the latest version of such Prospectus to Participating Broker-Dealers promptly upon request at any time during such 180-day (or shorter) period in order to facilitate such resales.

SECTION 4.  SHELF REGISTRATION
            ------------------

     (a) Shelf Registration.  If (i) the Company is not required to file an
         ------------------
Exchange Offer Registration Statement or to consummate the Exchange Offer because the Exchange Offer is not permitted by applicable law or Commission policy (after the procedures set forth in Section 6(a)(i) below have been complied with), (ii) for any other reason the Exchange Offer is not Consummated within 150 days after the Closing Date, or (iii) any Holder of Transfer Restricted Securities shall notify the Company within 30 days of the Consummation of the Exchange Offer (A) that such Holder is prohibited by applicable law or Commission policy from participating in the Exchange Offer, or
(B) that such Holder may not resell the Series B Notes acquired by it in the Exchange Offer to the public without delivering a prospectus and that the Prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales by such Holder, or (C) that such Holder is a Broker-Dealer and holds Series A Notes acquired directly from the Company or one of its affiliates, then the Company and the Subsidiary Guarantors shall:

          (x) cause to be filed a shelf registration statement pursuant to Rule 415 under the Securities Act, which may be an amendment to the Exchange Offer Registration Statement (in either event, the "Shelf Registration Statement") on or prior to the earliest to occur of: (1) in the case of a Shelf Registration Statement being filed pursuant to clause
     ----------------------------
     (i) above, the later of (A) 45 days after the date on which the Company determines that it is not required to file the Exchange Offer Registration Statement and (B) the 60th day after the Closing Date, and (2) in the case of a Registration Statement being filed pursuant to clause (ii) above, as soon as reasonably practicable, and in the case of a Registration Statement being filed pursuant to clause
     (iii) above, the 45th day after the date on which the Company receives notice from a Holder of Transfer Restricted Securities as contemplated by clause (iii) above (such earliest date being the "Shelf Filing Deadline"), which
                              ---------------------
     Shelf Registration Statement shall provide for resales of all Transfer Restricted Securities the Holders of which shall have provided the information required pursuant to
     Section 4(b) hereof; and

          (y) use their best efforts to cause such Shelf Registration Statement to be declared effective by the Commission on or before the 60th day after the Shelf Filing Deadline but in no event later than 150 days after the Closing Date. If, after the Company has filed an Exchange Offer Registration Statement which satisfies the requirements of Section 3(a) above, the Company is required to file and make effective a Shelf Registration Statement solely because the Exchange Offer shall not be permitted under applicable federal law, then the filing of the Exchange Offer Registration Statement shall be deemed to satisfy the requirements of clause (x) above. Such an event shall have no effect on the requirements of this clause (y), or on the Effectiveness Target Date as defined in Section 5 below.

     The Company and the Subsidiary Guarantors shall use their best efforts to keep such Shelf Registration Statement continuously effective, supplemented and amended as required by the provisions of Sections 6(b) and (c) hereof to the extent necessary to ensure that it is available for resales of Notes by the Holders of Transfer Restricted Securities entitled to the benefit of this
Section 4(a), and to ensure that it conforms with the requirements of this Agreement, the Securities Act and the policies, rules and regulations of the Commission as announced from time to time, until the earlier of two years after the Closing Date or such shorter period ending when all Notes covered by the Shelf Registration Statement have been sold in the manner set forth and as contemplated in the Shelf Registration Statement or when the Notes held by all Holders become eligible for resale pursuant to Rule 144 under the Securities Act without volume restrictions, if any.

     (b) Provision by Holders of Certain Information in Connection with the
         ------------------------------------------------------------------
Shelf Registration Statement.  No Holder of Transfer Restricted Securities may
----------------------------
include any of its Transfer Restricted Securities in any Shelf Registration Statement pursuant to this Agreement unless and until such Holder furnishes to the Company in writing, within 20 Business Days after receipt of a request therefor, such information specified in item 507 of Regulation S-K under the Securities Act as the Company may reasonably request for use in connection with any Shelf Registration Statement or Prospectus or preliminary Prospectus included therein. No Holder of Transfer Restricted Securities shall be entitled to Additional Interest pursuant to Section 5 hereof unless and until such Holder shall have provided all such reasonably requested information. Each Holder as to which any Shelf Registration Statement is being effected agrees to furnish promptly to the Company all information required to be disclosed therein in order to make the information previously furnished to the Company by such Holder not materially misleading.

SECTION 5.  ADDITIONAL INTEREST
            -------------------

     If (i) any Registration Statement required by this Agreement is not filed with the Commission on or prior to the date specified for such filing in this Agreement, (ii) any of such Registration Statements has not been declared effective by the Commission on or prior to the date specified for such effectiveness in this Agreement (the "Effectiveness Target Date"), (iii) the
                                      -------------------------
Exchange Offer has not been Consummated within 150 days after the Closing Date with respect to the Exchange Offer Registration Statement or (iv) any Registration Statement required by this Agreement is filed and declared effective but shall thereafter cease to be effective prior to the end of the required period or fail to be usable for its intended purpose without being succeeded immediately by a post-effective amendment to such Registration Statement that cures such failure and that is itself immediately declared effective (each such event referred to in clauses (i) through (iv), a "Registration Default"), the Company and the Subsidiary Guarantors hereby
 --------------------
jointly and severally agree to pay additional interest ("Additional Interest")
                                                         -------------------
to each Holder of Transfer Restricted Securities with respect to the first 90-day period immediately following the occurrence of such Registration Default, in an amount equal to 0.25%. The amount of the Additional Interest payable to each Holder shall increase by an additional 0.25% with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum amount of Additional Interest of 2.0%. All accrued Additional Interest shall be paid to Record Holders by the Company by wire transfer of immediately available funds or by federal funds check on each Interest Payment Date, as provided in the Indenture. Following the cure of all Registration Defaults relating to any particular Transfer Restricted Securities, the accrual of Additional Interest with respect to such Transfer Restricted Securities will cease. Without limitation of the foregoing, the Additional Interest payable with respect to Transfer Restricted Securities as a result of a Registration Default shall cease to accrue (1) upon filing of the Exchange Offer Registration Statement (and/or, if applicable, the Shelf Registration Statement) in the case of (i) above, (2) upon the effectiveness of the Exchange Offer Registration Statement (or, if applicable, the Shelf Registration

Statement) in the case of (ii) above, (3) upon Consummation of the Exchange Offer in the case of (iii) above, or (4) upon the filing of a post-effective amendment to the Registration Statement that causes the Exchange Offer Registration Statement (or, if applicable, the Shelf Registration Statement) to again be declared effective in the case of (iv) above, as the case may be.

     All obligations of the Company and the Subsidiary Guarantors set forth in the preceding paragraph that are outstanding with respect to any Transfer Restricted Security at the time such security ceases to be a Transfer Restricted Security shall survive until such time as all such obligations with respect to such Security shall have been satisfied in full.

     (b) The Company shall promptly notify the Trustee of the occurrence of each and every Registration Default. The parties hereto agree that the Additional Interest provided for in this Section 5 constitute a reasonable estimate of the damages that may be incurred by Holders by reason of any Registration Default.

SECTION 6.   REGISTRATION PROCEDURES
             -----------------------

     (a) Exchange Offer Registration Statement.  In connection with the Exchange
         -------------------------------------
Offer, the Company and the Subsidiary Guarantors shall comply with the provisions of Section 6(c) below, shall use their best efforts to effect such exchange to permit the sale of Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof, and shall comply with all of the following provisions:

          (i) If in the reasonable opinion of counsel to the Company there is a question as to whether the Exchange Offer is permitted by applicable law, the Company and the Subsidiary Guarantors hereby agree to seek a no-action letter or other favorable decision from the Commission allowing the Company and the Subsidiary Guarantors to Consummate an Exchange Offer for such Series A Notes. The Company and the Subsidiary Guarantors each hereby agree to pursue the issuance of such a decision to the Commission staff level but shall not be required to take commercially unreasonable action to effect a change of Commission policy. In connection with the foregoing, the Company and the Subsidiary Guarantors hereby agree to (A) participate in telephonic conferences with the Commission, (B) deliver to the Commission staff an analysis prepared by counsel to the Company setting forth the legal bases, if any, upon which such counsel has concluded that such an Exchange Offer should be permitted and (C) diligently pursue a resolution (which need not be favorable) by the Commission staff of such submission.

          (ii) As a condition to its participation in the Exchange Offer pursuant to the terms of this Agreement, each Holder of Transfer Restricted Securities shall furnish, upon the request of the Company, prior to the Consummation thereof, a written representation to the Company (which may be contained in the letter of transmittal contemplated by the Exchange Offer Registration Statement) to the effect that (A) it is not an affiliate of the Company, (B) it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of the Series B Notes to be issued in the Exchange Offer and
     (C) it is acquiring the Series B Notes in its ordinary course of business. In addition, all such Holders of Transfer Restricted Securities shall otherwise cooperate in the Company's preparations for the Exchange Offer. Each Holder hereby acknowledges and agrees that any Broker-Dealer and any such Holder using the Exchange Offer to participate in a distribution of the securities to be acquired in the Exchange Offer (1) could not under Commission policy as in effect on the date of this Agreement rely on the position of the Commission enunciated in Morgan Stanley and Co., Inc. (available
                                     ---------------------------
     June 5, 1991) and Exxon Capital Holdings Corporation (available May 13,
                       ----------------------------------
     1988), as interpreted in the Commission's letter to Shearman & Sterling dated July 2, 1993, and similar no-action letters (including any no-action letter obtained pursuant to clause (i) above), and (2) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction and that such a secondary resale transaction should be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K if the resales are of Series B Notes obtained by such Holder in exchange for Series A Notes acquired by such Holder directly from the Company.

          (iii) Prior to effectiveness of the Exchange Offer Registration Statement, the Company and the Subsidiary Guarantors shall provide a supplemental letter to the Commission (A) stating that the Company and the Subsidiary Guarantors are registering the Exchange Offer in reliance on the position of the Commission enunciated in Exxon Capital Holdings Corporation
                                              ----------------------------------
     (available May 13, 1988), Morgan Stanley and Co., Inc. (available June 5,
                               ----------------------------
     1991) and, if applicable, any no-action letter obtained pursuant to clause
     (i) above, (B) including a representation that neither the Company nor any of the Subsidiary Guarantors has entered into any arrangement or understanding with any Person to distribute the Series B Notes to be received in the Exchange Offer and that, to the best of the Company's information and belief, each Holder participating in the Exchange Offer is acquiring the Series B Notes in its ordinary course of business and has no arrangement or understanding with any Person to participate in the distribution of the Series B Notes received in the Exchange Offer, and (C) including any other understanding or representation required by the Commission as set forth in any no-action letter obtained pursuant to clause
     (i) above.

     (b) Shelf Registration Statement.  In connection with the Shelf
         ----------------------------
Registration Statement, the Company and the Subsidiary Guarantors shall comply with all the provisions of Section 6(c) below and shall use their best efforts to effect such registration to permit the sale of the Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof, and pursuant thereto the Company will as expeditiously as possible prepare and file with the Commission a Registration Statement relating to the registration on any appropriate form under the Securities Act, which form shall be available for the sale of the Transfer Restricted Securities in accordance with the intended method or methods of distribution thereof, within the time periods and otherwise in accordance with the provisions hereof.

     (c) General Provisions.  In connection with any Registration Statement and
         ------------------
any related Prospectus required by this Agreement to permit the sale or resale of Transfer Restricted Securities (including, without limitation, any Registration Statement and the related Prospectus required to permit resales of Notes by Broker-Dealers), the Company and the Subsidiary Guarantors shall:

          (i) use their best efforts to keep such Registration Statement continuously effective and provide all requisite financial statements (including, if required by the Securities Act or any regulation thereunder, financial statements of each of the Subsidiary Guarantors) for the period specified in Section 3 or 4 of this Agreement, as applicable; upon the occurrence of any event that would cause any such Registration Statement or the Prospectus contained therein (A) to contain a material misstatement or omission or (B) not to be effective and usable for resale of Transfer Restricted Securities during the period required by this Agreement, the Company and the Subsidiary Guarantors shall file promptly an appropriate amendment to such Registration Statement, in the case of clause (A), correcting any such misstatement or omission, and, in the case of either clause (A) or (B), use their best efforts to cause such amendment to be declared effective and such Registration

     Statement and the related Prospectus to become usable for their intended purpose(s) as soon as practicable thereafter;

          (ii) prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement effective for the applicable period set forth in Section 3 or 4 hereof, as applicable, or such shorter period as will terminate when all Transfer Restricted Securities covered by such Registration Statement have been sold; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act, and to comply fully with the applicable provisions of Rules 424 and 430A under the Securities Act in a timely manner; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

          (iii) advise the underwriter(s), if any, and selling Holders promptly and, if requested by such Persons, to confirm such advice in writing, (A) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to any Registration Statement or any post-effective amendment thereto, when the same has become effective, (B) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Transfer Restricted Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, (D) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under state securities or Blue Sky laws, the Company and the Subsidiary Guarantors shall use their best efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

          (iv) furnish to the Initial Purchaser, each selling Holder named in any Registration Statement or Prospectus and each of the underwriter(s) in connection with such sale, if any, before filing with the Commission, copies of any Registration Statement or Prospectus included therein or any amendments or supplements to any such Registration Statement or Prospectus (including all documents incorporated by reference after the initial filing of such Registration Statement), which documents will be subject to the review of such Holders and underwriter(s) in connection with such sale, if any, for a period of at least five Business Days, and the Company will not file any such Registration Statement or Prospectus or any amendment or supplement to any such Registration Statement or Prospectus (including all such documents incorporated by reference) to which selling Holders of Transfer Restricted Securities covered by such Registration Statement or the underwriter(s) in connection with such sale, if any, shall reasonably object within five Business Days after the receipt thereof. A selling Holder or underwriter, if any, shall be deemed to have reasonably objected to such filing if such Registration Statement, amendment, Prospectus or supplement, as applicable, as proposed to be filed, contains a material misstatement or omission or fails to comply with any applicable requirements of the Securities Act specified in such objection;

          (v) promptly prior to the filing of any document that is to be incorporated by reference into a Registration Statement or Prospectus, provide copies of such document to the selling Holders and to the underwriter(s) in connection with such a sale, if any, make the representatives of the Company and the Subsidiary Guarantors available for discussion of such document and other customary due diligence matters, and include such information in such document prior to the filing thereof as such selling Holders or underwriter(s), if any, reasonably may request;

          (vi) make available at reasonable times for inspection by the selling Holders, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney or accountant retained by such selling Holders or any of such underwriter(s), all financial and other records, pertinent corporate documents and properties of the Company and the Subsidiary Guarantors and cause the Company's and the Subsidiary Guarantors' officers, directors and employees to supply all information reasonably requested by any such Holder, underwriter, attorney or accountant in connection with such Registration Statement or any post-effective amendment thereto subsequent to the filing thereof and prior to its effectiveness;

          (vii) if requested by any selling Holders or the underwriter(s) in connection with such sale, if any, promptly include in any Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such selling Holders and such underwriter(s), if any, may reasonably request to have included therein, including, without limitation, information relating to the "Plan of Distribution" of the Transfer Restricted Securities, information with respect to the principal amount of Transfer Restricted Securities being sold to such underwriter(s), the purchase price being paid therefor and any other terms of the offering of the Transfer Restricted Securities to be sold in such offering, and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after the Company is notified of the matters to be included in such Prospectus supplement or post-effective amendment;

          (viii) cause the Transfer Restricted Securities covered by the Registration Statement to be rated with the appropriate rating agencies, if so requested by the Holders of a majority in aggregate principal amount of Notes covered thereby or the underwriter(s), if any;

          (ix) furnish to each selling Holder and each of the underwriter(s) in connection with such sale, if any, without charge, at least one copy of the Registration Statement, as first filed with the Commission, and of each amendment thereto, including all documents incorporated by reference therein and all exhibits (including exhibits incorporated therein by reference);

          (x) deliver to each selling Holder and each of the underwriter(s), if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons reasonably may request; the Company and the Subsidiary Guarantors hereby consent to the use of the Prospectus and any amendment or supplement thereto by each of the selling Holders and each of the underwriter(s), if any, in connection with the offering and the sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto;

          (xi) enter into such agreements (including an underwriting agreement), and make such representations and warranties, and take all such other actions in connection therewith in order to expedite or facilitate the disposition of the Transfer Restricted Securities pursuant to any Registration Statement contemplated by this Agreement, all to such extent as may be requested by the Initial Purchaser or by any Holder of Transfer Restricted Securities or underwriter in connection with any sale or resale pursuant to any Registration Statement contemplated by this Agreement; and whether or not an underwriting agreement is entered into and whether or not the registration is an Underwritten Registration, the Company and the Subsidiary Guarantors shall:

               (A) furnish to the Initial Purchaser, each selling Holder and each underwriter, if any, in such substance and scope as they may request and as are customarily made by issuers to underwriters in primary underwritten offerings, upon the date of the Consummation of the Exchange Offer and, if applicable, the effectiveness of the Shelf Registration Statement:

                    (1) a certificate, dated the date of Consummation of the
               Exchange Offer or the date of effectiveness of the Shelf Registration Statement, as the case may be, signed by (y) the President or any Vice President and (z) a principal financial or accounting officer of each of the Company and the Subsidiary Guarantors, confirming, as of the date thereof, the matters set forth in paragraphs (a), (b), (c), and (d) of Section 9 of the Purchase Agreement and such other matters as such parties may reasonably request;

                    (2) an opinion, dated the date of Consummation of the
               Exchange Offer or the date of effectiveness of the Shelf Registration Statement, as the case may be, of counsel for the Company and the Subsidiary Guarantors covering the matters set forth in [Sections 9(i), (j) and (k)] of the Purchase Agreement and such other matters as such parties may reasonably request, and in any event including a statement to the effect that such counsel has participated in conferences with officers and other representatives of the Company and the Subsidiary Guarantors, and representatives of the independent public accountants for the Company and the Subsidiary Guarantors, in connection with the preparation of such Registration Statement and the related Prospectus and have considered the matters required to be stated therein and the statements contained therein, although such counsel has not independently verified the accuracy, completeness or fairness of such statements; and that such counsel advises that, on the basis of the foregoing (relying as to materiality to the extent necessary upon facts provided to such counsel by officers and other representatives of the Company and without independent check or verification), no facts came to such counsel's attention that caused such counsel to believe that the applicable Registration Statement, at the time such Registration Statement or any post-effective amendment thereto became effective, and, in the case of the Exchange Offer Registration Statement, as of the date of Consummation, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus contained in such Registration Statement as of its date and, in the case of the opinion dated the date of Consummation of the Exchange Offer, as of the date of Consummation, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Without limiting the foregoing, such counsel may state further that such counsel assumes no responsibility for, and has not independently verified, the accuracy, completeness or fairness of the financial statements, notes and schedules and other financial data included in any Registration Statement contemplated by this Agreement or the related Prospectus; and

                    (3) a customary comfort letter, dated as of the date of
               Consummation of the Exchange Offer or the date of effectiveness of the Shelf Registration Statement, as the case may be, from the Company's independent accountants, in the customary form and covering matters of the type customarily covered in comfort letters by underwriters in connection with primary underwritten offerings, and affirming the matters set forth in the comfort letters delivered pursuant to [Section 9(n)] of the Purchase Agreement, without exception;

               (B) set forth in full or incorporate by reference in the underwriting agreement, if any, the indemnification provisions and procedures of Section 8 hereof with respect to all parties to be indemnified pursuant to said Section; and

               (C) deliver such other documents and certificates as may be reasonably requested by such parties to evidence compliance with clause (A) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company and the Subsidiary Guarantors pursuant to this clause (xi), if any.

          If at any time the representations and warranties of the Company contemplated in clause (A)(1) above cease to be true and correct, the Company shall so advise the Initial Purchaser and the underwriter(s), if any, and each selling Holder promptly and, if requested by such Persons, shall confirm such advice in writing.

          (xii) prior to any public offering of Transfer Restricted Securities, cooperate with the selling Holders, the underwriter(s), if any, and their respective counsel in connection with the registration and qualification of the Transfer Restricted Securities under the securities or Blue Sky laws of such jurisdictions as the selling Holders or underwriter(s), if any, may request and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Transfer Restricted Securities covered by the applicable Registration Statement; provided, however, that neither the Company nor any of the Subsidiary Guarantors shall be required to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to the service of process in suits or to taxation, other than as to matters and transactions relating to the Registration Statement, in any jurisdiction where it is not now so subject;

          (xiii) issue, upon the request of any Holder of Series A Notes covered by any Shelf Registration Statement contemplated by this Agreement, Series B Notes, having an aggregate principal amount equal to the aggregate principal amount of Series A Notes surrendered to the Company by such Holder in exchange therefor or being sold by such Holder; such Series B Notes to be registered in the name of such Holder or in the name of the purchaser(s) of such Notes, as the case may be; in return, the Series A Notes held by such Holder shall be surrendered to the Company for cancellation;

          (xiv) cooperate with the selling Holders and the underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold and not bearing any restrictive legends; and to register such Transfer Restricted Securities in such denominations and such names as the Holders or the underwriter(s), if any, may request at least two Business Days prior to such sale of Transfer Restricted Securities;

          (xv) use their best efforts to cause the Transfer Restricted Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriter(s), if any, to consummate the disposition of such Transfer Restricted Securities;

          (xvi) if any fact or event contemplated by Section 6(c)(iii)(D) above shall exist or have occurred, prepare a supplement or post-effective amendment to the Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

          (xvii) provide a CUSIP number for all Transfer Restricted Securities not later than the effective date of the Registration Statement covering such Transfer Restricted Securities and provide the Trustee under the Indenture with printed certificates for the Transfer Restricted Securities which are in a form eligible for deposit with the Depository Trust Company;

          (xviii) cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any underwriter (including any "qualified independent underwriter") that is required to be retained in accordance with the rules and regulations of the NASD, and use their best efforts to cause such Registration Statement to become effective and approved by such governmental agencies or authorities as may be necessary to enable the Holders selling Transfer Restricted Securities to consummate the disposition of such Transfer Restricted Securities;

          (xix) otherwise use their best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to their securityholders, as soon as practicable, a consolidated earnings statement meeting the requirements of Rule 158 under the Securities Act (which need not be audited) covering a twelve-month period
     (A) commencing at the end of any fiscal quarter in which Transfer Restricted Securities are sold to underwriters in a firm or best efforts Underwritten Offering or (B) if not sold to underwriters in such an offering, commencing with the first month of the Company's first fiscal quarter commencing after the effective date of the Registration Statement.

          (xx) cause the Indenture to be qualified under the TIA not later than the effective date of the first Registration Statement required by this Agreement, and, in connection therewith, cooperate with the Trustee and the Holders of Notes to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the TIA; and execute and use their best efforts to cause the Trustee to execute, all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner;

          (xxi) provide promptly to each Holder upon request each document filed with the Commission pursuant to the requirements of Section 13 or
     Section 15(d) of the Exchange Act; and

          (xxii) cause all Transfer Restricted Securities covered by the Registration Statement to be listed on each securities exchange on which similar securities issued by the Company are then listed if requested by the Holders of a majority in aggregate principal amount of Series A Notes or the managing underwriter(s), if any.

     (d) Restrictions on Holders.  Each Holder agrees by acquisition of a
         -----------------------
Transfer Restricted Security that, upon receipt of any notice from the Company of the existence of any fact of the kind described in Section 6(c)(iii)(D) hereof, such Holder will forthwith discontinue disposition of Transfer Restricted Securities pursuant to the applicable Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 6(c)(xvi) hereof, or until it is advised in writing (the "Advice") by the Company that the use of the Prospectus may be resumed, and has
 ------
received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus. If so directed by the Company, each Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Transfer Restricted Securities that was current at the time of receipt of such notice. In the event the Company shall give any such notice, the time period regarding the effectiveness of such Registration Statement set forth in Section 3 or 4 hereof, as applicable, shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 6(c)(iii)(D) hereof to and including the date when each selling Holder covered by such Registration Statement shall have received the copies of the supplemented or amended Prospectus contemplated by Section 6(c)(xvi) hereof or shall have received the Advice.

SECTION 7.  REGISTRATION EXPENSES
            ---------------------

     (a) All expenses incident to the Company's or the Subsidiary Guarantors' performance of or compliance with this Agreement will be borne by the Company or the Subsidiary Guarantors, regardless of whether a Registration Statement becomes effective, including without limitation: (i) all registration and filing fees and expenses (including filings made by the Initial Purchaser or Holder with the NASD (and, if applicable, the fees and expenses of any "qualified independent underwriter" and its counsel, as may be required by the rules and regulations of the NASD)); (ii) all fees and expenses of compliance with federal securities and state Blue Sky or securities laws; (iii) all expenses of printing (including printing certificates for the Series B Notes and printing of Prospectuses), (iv) reasonable messenger, delivery service and telephone charges; (v) all fees and disbursements of counsel for the Company, the Subsidiary Guarantors and, in accordance with Section 7(b) below, the Holders of Transfer Restricted Securities; (vi) all application and filing fees in connection with listing Notes on a national securities exchange or automated quotation system pursuant to the requirements hereof; and (vii) all fees and disbursements of independent certified public accountants of the Company and the Subsidiary Guarantors (including the expenses of any special audit and comfort letters required by or incident to such performance).

     The Company and the Subsidiary Guarantors will, in any event, bear their internal expenses (including, without limitation, all salaries and expenses of their officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Company and the Subsidiary Guarantors.

     (b) In connection with any Registration Statement required by this Agreement (including, without limitation, the Exchange Offer Registration Statement and the Shelf Registration Statement), the Company will reimburse the Initial Purchaser and the Holders of Transfer Restricted Securities being tendered in the Exchange Offer and/or resold pursuant to the "Plan of Distribution" contained in the Exchange Offer Registration Statement or registered pursuant to the Shelf Registration Statement, as applicable, for the reasonable fees and disbursements of not more than one counsel, who shall be Latham & Watkins or such other counsel as may be chosen by the Holders of a majority in principal amount of the Transfer Restricted Securities for whose benefit such Registration Statement is being prepared.

SECTION 8.  INDEMNIFICATION
            ---------------

     (a) The Company and each of the Subsidiary Guarantors (for purposes of this
Section 8 collectively referred to as the "Talton Entities") jointly and
                                           ---------------
severally, agree to indemnify and hold harmless each Holder (including, without limitation, each Holder that is a Broker-Dealer) and each person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) any Holder (a "controlling person") and the respective
                                    ------------------
officers, directors, partners, employees, representatives and agents of any Holder or any controlling person (each of the foregoing may hereinafter be referred to as an "Indemnified Holder"), to the fullest extent lawful, from and
                   ------------------
against any and all losses, claims, damages, liabilities, judgments, actions and expenses directly or indirectly caused by, related to, based upon, arising out of or in connection with: (1) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus (or any amendment or supplement thereto); or (2) any omission or alleged omission to state in any Registration Statement or Prospectus (or any amendment or supplement thereto) a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and will reimburse, as incurred, each Indemnified Person for any legal or other expenses reasonably incurred by such Indemnified Person in connection with investigating, preparing, pursuing or defending against any claim or action, or any investigation or proceeding, commenced or threatened, or appearing as a third-party witness in connection with any such loss, claim, damage, liability, judgment, action or expense; provided, however, that none of the Talton Entities will be liable in any such case to an Indemnified Holder to the extent that such losses, claims, damages, liabilities, judgments, actions or expenses are caused by an untrue statement or alleged untrue statement or omission or alleged omission that is made in any Registration Statement or Prospectus or any amendment or supplement thereto in reliance upon and in conformity with information relating to any of the Holders furnished in writing to the Company or the Subsidiary Guarantors by or on behalf of any of the Holders expressly for use therein. The indemnity, contribution and reimbursement obligations of the Talton Entities set forth in this Section 8 shall be in addition to any liability or obligation the Talton Entities may otherwise have to any Indemnified Holder.

     (b) Each Holder of Transfer Restricted Securities agrees, severally and not jointly, to indemnify and hold harmless the Company and the Subsidiary Guarantors, and their respective directors and officers, and any person controlling (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) the Company, the Subsidiary Guarantors and the respective officers, directors, partners, employees, representatives and agents of each such person, to the same extent as the foregoing indemnity from the Company and the Subsidiary Guarantors to each of the Indemnified Holders, but only with respect to claims and actions based on information relating to such Holder furnished in writing by or on behalf of such Holder to the Company or the Subsidiary Guarantors expressly for use in any Registration Statement or Prospectus. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the proceeds received by such Holder upon its sale of the Registrable Securities giving rise to such indemnification obligation.

     (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action or proceeding (including any governmental or regulatory investigation or proceeding), such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party of the commencement thereof; provided, that the omission so to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party except to the extent that such omission materially prejudices the rights or defenses of the indemnifying party. In case any such action is brought against any indemnified party, and such indemnified party notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if the named parties in any such action (including any impleaded parties) include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be one or more legal defenses available to it and/or other indemnified parties that are different from or additional to those available to any such indemnifying party, then the indemnifying parties shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this
Section 8 for any legal or other expenses, other than reasonable and documented out-of-pocket costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the immediately preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the Holders in the case of paragraph (a) of this Section 8 or the Company in the case of paragraph (b) of this Section 8, representing the indemnified parties under such paragraph (a) or paragraph (b), as the case may be, who are parties to such action or actions); (ii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying parties; or (iii) the indemnifying party shall have failed to assume the defense or retain counsel reasonably satisfactory to the indemnified party. After such notice from the indemnifying parties to such indemnified party (so long as the indemnified party shall have informed the indemnifying parties of such action in accordance with this Section 8 on a timely basis prior to the indemnified party seeking indemnification hereunder), the indemnifying parties will not be liable under this Section 8 for the costs and expenses of any settlement of such action effected by such indemnified party without the consent of the indemnifying party, unless such indemnified party waived its rights under this Section 8, in which case the indemnified party may effect such a settlement without such consent. No indemnifying party shall, without the prior written consent of each indemnified party, settle or compromise or consent to the entry of judgment in or otherwise seek to terminate any pending or threatened action, claim, litigation or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not any indemnified party is a party thereto), unless such settlement, compromise, consent or termination includes an unconditional release of each indemnified party from all liability arising out of such action, claim, litigation or proceeding. If any indemnifying party reimburses an indemnified party hereunder for any expenses incurred in connection with an action or proceeding for which indemnification is sought, the indemnified party hereby agrees to refund such reimbursement of expenses to the extent that it is determined by a court of competent jurisdiction that the indemnified party is not entitled to indemnification pursuant to this Section 8 for such expenses.

     (d) If the indemnification provided for in this Section 8 is unavailable to an indemnified party under Section 8(a) or Section 8(b) hereof (other than by reason of exceptions provided in those Sections) in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Holders on the other hand from their sale of Transfer Restricted Securities or (ii) if such allocation provided by the preceding clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause
(i) above but also the relative fault of the Company on the one hand and of the Indemnified Holder on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the Talton Entities, on the one hand, and of the Indemnified Holder, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Subsidiary Guarantors or by the Indemnified Holder and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission and other equitable considerations appropriate in the circumstances. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in
Section 8(c), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

          The Talton Entities and each Holder of Transfer Restricted Securities agree that it would not be equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, none of the Holders (and its related Indemnified Holders) shall be required to contribute, in the aggregate, any amount in excess of the amount by which the total discount received by such Holder with respect to the Series A Notes exceeds the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders' obligations to contribute pursuant to this Section 8(d) are several in proportion to the respective principal amount of Notes held by each of the Holders hereunder and not joint.

SECTION 9.  RULE 144A
            ---------

     The Company hereby agrees with each Holder, for so long as any Transfer Restricted Securities remain outstanding, to make available upon request of any Holder of Transfer Restricted Securities, to any Holder or beneficial owner of Transfer Restricted Securities in connection with any sale thereof and any prospective purchaser of such Transfer Restricted Securities from such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Securities Act in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144A.

SECTION 10.  UNDERWRITTEN REGISTRATIONS
             --------------------------

     No Holder may participate in any Underwritten Registration hereunder unless such Holder (a) agrees to sell such Holder's Transfer Restricted Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such underwriting arrangements.

SECTION 11.  SELECTION OF UNDERWRITERS
             -------------------------

     The Holders of Transfer Restricted Securities covered by the Shelf Registration Statement who desire to do so may sell such Transfer Restricted Securities in an Underwritten Offering. In any such Underwritten Offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities included in such offering; provided, that such investment bankers and managers must be reasonably satisfactory to the Company.

SECTION 12.  MISCELLANEOUS
             -------------

     (a) Remedies.  Each Holder, in addition to being entitled to exercise all
         --------
rights provided herein, in the Indenture, the Purchase Agreement or granted by law, including recovery of liquidated or other damages, will be entitled to specific performance of its rights under this Agreement. Notwithstanding the provisions of Section 5 hereof, the Company and the Subsidiary Guarantors agree that monetary damages (including any Additional Interest on the Notes contemplated hereby) would not be adequate compensation for any loss incurred by reason of a breach by them of the provisions of this Agreement and hereby agree to waive the defense in any action for specific performance that a remedy at law would be adequate.

     (b) No Inconsistent Agreements.  Neither the Company nor any of the
         --------------------------
Subsidiary Guarantors will, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's securities under any agreement in effect on the date hereof.

     (c) Adjustments Affecting the Notes.  The Company will not take any action,
         -------------------------------
or permit any change to occur, with respect to the Notes that would materially and adversely affect the ability of the Holders to Consummate any Exchange Offer.

     (d) No Piggyback on Registrations.  The Company shall not grant to any of
         -----------------------------
its securityholders (other than the holders of the Transfer Restricted Securities in such capacity) the right to include any of their securities in any Registration Statement other than Transfer Restricted Securities.

     (e) Amendments and Waivers.  The provisions of this Agreement may not be
         ----------------------
amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given unless the Company has obtained the written consent of Holders of a majority of the outstanding principal amount of Transfer Restricted Securities. Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of Holders whose securities are being tendered pursuant to the Exchange Offer and that does not affect directly or indirectly the rights of other Holders whose securities are not being tendered pursuant to such Exchange Offer may be given by the

Holders of a majority of the outstanding principal amount of Transfer Restricted Securities being tendered or registered.

     (f) Notices.  All notices and other communications provided for or
         -------
permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, or courier guaranteeing overnight delivery:

          (i) if to a Holder, at the address set forth on the records of the Registrar under the Indenture, with a copy to the Registrar under the Indenture;

          (ii) if to the Initial Purchaser, as provided in the Purchase Agreement; and

          (iii) if to the Company or the Subsidiary Guarantors:

                    Talton Holdings, Inc.
                    611 S.W. Third Street
                    Lee's Summit, Missouri 64063
                    Telecopier No.:  (816) 525-3006
                    Attention:  Chief Financial Officer

               With a copy to:

                    Hughes & Luce, L.L.P.
                    1717 Main Street, Suite 2800
                    Dallas, Texas 75201
                    Telecopier No.: (214) 939-5849
                    Attention:  Glen J. Hettinger, Esq.

     All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five days after being deposited in the mail, postage prepaid, if mailed; when confirmation is received, if telexed; when receipt acknowledged, if telecopied; and on the next Business Day, if timely delivered to a reputable courier guaranteeing overnight delivery.

     Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address specified in the Indenture.

     (g) Successors and Assigns.  This Agreement shall inure to the benefit of
         ----------------------
and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders of Transfer Restricted Securities; provided, however, that this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless and to the extent such successor or assign acquired Transfer Restricted Securities from such Holder.

     (h) Counterparts.  This Agreement may be executed in any number of
         ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     (i) Headings.  The headings in this Agreement are for convenience of
         --------
reference only and shall not limit or otherwise affect the meaning hereof. All references made in this Agreement to "Section" and "paragraph" refer to such Section or paragraph of this Agreement, unless expressly stated otherwise.

     (j) Governing Law; Submission to Jurisdiction.  THIS AGREEMENT SHALL BE
         -----------------------------------------
GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW RULES THEREOF. THE COMPANY HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATEMENT COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK OR ANY FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, JURISDICTION OF THE AFORESAID COURTS.

     (k) Severability.  In the event that any one or more of the provisions
         ------------
contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

     (l) Entire Agreement.  This Agreement is intended by the parties as a final
         ----------------
expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the Transfer Restricted Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                            (signature page follows)

   IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                     Talton Holdings, Inc.


                                     By:________________________________________
                                     Name:
                                     Title:


                                     AmeriTel Pay Phones, Inc.


                                     By:________________________________________
                                     Name:
                                     Title:


                                     Talton Telecommunications Corporation


                                     By:________________________________________
                                     Name:
                                     Title:


                                     Talton Telecommunications of Carolina, Inc.


                                     By:________________________________________
                                     Name:
                                     Title:


                                     Talton STC, Inc.


                                     By:________________________________________
                                     Name:
                                     Title:


CIBC Wood Gundy Securities Corp.


By:_______________________________
Name:
Title:

                                      S-1